SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   __________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): August 31, 1999
                                                         ---------------

                                 Teradyne, Inc.
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            (Exact name of Registrant as specified in its charter)

Massachusetts                       1-6462                   04-2272148
-------------------------------     -----------              ------------------
(State or Other Jurisdiction of     (Commission              (I.R.S. Employer
Incorporation or Organization)      File Number)             Identification No.)

321 Harrison Avenue,
Boston, Massachusetts                                        02118
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(Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code: (617) 482-2700
                                                           --------------


     Total number of sequentially numbered pages in this filing, including exhibits thereto: 2

Item 5.  Other Events

     The Registrant effected a 2-for-1 stock split in the form of a 1-for-1 stock dividend on August 31, 1999, which stock split in the form of a stock dividend was paid to stockholders of record of the Registrant on August 17, 1999.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         Teradyne, Inc.
                                                         --------------
                                                         (Registrant)


Date: September 7, 1999                                  /s/ MICHAEL A. BRADLEY
                                                         ----------------------
                                                         Michael A. Bradley
                                                         Vice President and
                                                         Chief Financial Officer